                                                                   EXHIBIT 99.02


                     CHEVY CHASE MASTER CREDIT CARD TRUST
                                FIFTH AMENDMENT
                                    TO THE
             AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT


     THIS FIFTH AMENDMENT TO THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of September 30, 1998, (this "Amendment") is between CHEVY CHASE BANK, F.S.B., a federally chartered stock savings bank ("Chevy Chase"), as Seller and Servicer, and BANKERS TRUST COMPANY, as Trustee (the "Trustee") under the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, between Chevy Chase, as Seller and Servicer, and the Trustee (as amended, supplemented and in effect on the date hereof, and from time to time hereafter, the "Pooling and Servicing Agreement").

                                   RECITALS

     WHEREAS, Chevy Chase wishes to amend the Pooling and Servicing Agreement as provided herein in accordance with Section 13.01(a) of the Pooling and Servicing Agreement and the Trustee is willing to consent to such amendment upon the terms provided for herein.

     NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

     SECTION 1.     Definitions. Capitalized terms used herein and not otherwise
                    -----------
defined herein shall have the meanings specified in the Pooling and Servicing Agreement. In addition, the following words and phrases shall have the following meanings:

     "Assignment and Assumption" shall mean the Assignment and Assumption
      -------------------------
     Agreement dated as of September 30, 1998 among Chevy Chase, CCB Holding Corporation, Purchaser and the Trustee relating to the Trust, as amended from time to time.

     "CCBH" shall mean CCB Holding Corporation, a Delaware corporation that is a
      ----
     wholly owned subsidiary of Chevy Chase, and its successors and assigns.

     "Purchase and Sale Agreement" shall mean the Purchase and Sale Agreement
      ---------------------------
     among Chevy Chase, CCBH and Purchaser, dated as of September 2, 1998, as amended from time to time.

     "Purchaser" shall mean First USA Bank, N.A., a national banking
      ---------
     association, and its successors and assigns.

     SECTION 2.     Amendment of Section 1.01.  From and after the Effective
                    -------------------------
Date, Section 1.01 of the Pooling and Servicing Agreement is hereby amended to add the following definitions:
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     "Acquired Assets" shall mean all of the Transferring Entities' consumer
      ---------------
     revolving credit card accounts and all of the Transferring Entities' right, title and interest in the receivables arising thereunder, which include all of the Accounts and the remaining interest of the Transferring Entities in the Receivables arising thereunder, the interest of the Transferring Entities in the Participation Interests and the Seller's Interest and the Seller Certificate and the rights of the Transferring Entities as the Cash Collateral Depositors, and shall include the Assigned Assets.

     "Assignment and Assumption" shall mean the Assignment and Assumption
      -------------------------
     Agreement dated as of September 30, 1998 among the Transferring Entities, FUSA and the Trustee, as amended from time to time.

     "Effective Date" shall mean the "Effective Date" as defined in the
      --------------
     Assignment and Assumption.

     "FUSA" shall mean First USA Bank, N.A., a national banking association, and
      ----
     its successors and assigns.

     "Transferring Entities" shall mean Chevy Chase Bank, F.S.B., a federally
      ---------------------
     chartered savings bank, CCB Holding Corporation, a Delaware corporation, and their respective successors and assigns.

Section 1.01 is further amended to delete the definition of "Trust" in its entirety and to substitute the following definition:

     "Trust" shall mean the CC Master Credit Card Trust (formerly the Chevy
      -----
Chase Master Credit Card Trust) created by this Agreement.

     SECTION 3.     References to Chevy Chase.  From and after the Effective
                    -------------------------
Date, the following shall apply to the Pooling and Servicing Agreement:

     All references to "Chevy Chase" or "the Bank" or "Chevy Chase Bank, F.S.B." or any similar references shall, from and after the Effective Date of this Amendment, be references to the Purchaser. Without limiting the generality of the foregoing, the Purchaser shall be substituted for Chevy Chase in Sections 1.02(d), 2.07(c), 3.01(a), 3.01(b), 3.03, 3.08, 4.02, 4.03, 10.02(c) and
13.05(c) of the Pooling and Servicing Agreement.

     SECTION 4.     Amendment of Section 2.07(c). All references to "CCB Holding
                    ----------------------------
Corporation" in Section 2.07(c) of the Pooling and Servicing Agreement shall be amended to replace the words "CCB Holding Corporation" with the word "FUSA."

     SECTION 5.     Amendment of Sections 2.07(c) and 8.09. All references to
                    --------------------------------------
the "Chevy Chase 1995-A Spread Account Trust," the "Chevy Chase 1996-A Spread Account Trust" and the "Chevy Chase 1997-A Spread Account Trust" shall be amended by replacing the words "Chevy Chase 1995-A Spread Account Trust," "Chevy Chase 1996-A Spread Account Trust" and "Chevy Chase 1997-A Spread Account Trust" with "CC 1995-A Spread Account Trust (formerly the Chevy Chase 1995-A Spread Account Trust)," "CC 1996-A Spread Account Trust (formerly the Chevy Chase 1996-A Spread Account Trust)" and "CC 1997-A Spread Account Trust (formerly the Chevy Chase 1997-A Spread Account Trust)," as the case may be.

     SECTION 6.     Amendment of Sections 1.01 and 2.03(f).  Section 1.01 of the
                    --------------------------------------
Pooling and Servicing Agreement (definition of "UCC") shall be amended to replace the word "Maryland" with the word "Delaware" and Sections 1.01 (definition of "Tax Opinion") and 2.03(f) of the Pooling and Servicing Agreement shall be amended to replace the words "Maryland state income and franchise tax purposes" with the words "Delaware state income tax purposes."

     SECTION 7.     Amendment of Sections 2.03(a), 2.04 and 3.03.  Sections
                    --------------------------------------------
2.03(a), 2.04(a)(i) and 3.03(a) of the Pooling and Servicing Agreement shall be amended to replace the words "federally chartered stock savings bank" and "federally chartered savings banks" with the words "a national banking association".

     SECTION 8.     Amendment of Section 3.03.  The first sentence of Section
                    -------------------------
3.03 of the Pooling and Servicing Agreement shall be amended by replacing the words "Chevy Chase Bank, F.S.B., as initial Servicer" with the words "FUSA, as successor Servicer under Section 7.05."

     SECTION 9.     Amendment of Section 6.03(d).  Section 6.03(d) of the
                    ----------------------------
Pooling and Servicing Agreement shall be amended to replace the words "B.F. Saul Real Estate Investment Trust" with the words "Banc One Corporation and its successors."

     SECTION 10.    Amendment to Change Name of the Trust. From and after the
                    -------------------------------------
Effective Date, every reference in the Pooling and Servicing Agreement and in any certificate or other document made or delivered pursuant thereto to the "Chevy Chase Master Credit Card Trust" shall be amended to refer to the "CC Master Credit Card Trust (formerly the Chevy Chase Master Credit Card Trust)" and the name of the Trust shall be the "CC Master Credit Card Trust (formerly the Chevy Chase Master Credit Card Trust)."

     SECTION 11.    Amendment to Section 7.05.  Section 7.05 of the Pooling and
                    -------------------------
Servicing Agreement shall be amended by deleting the first sentence of such Section (up to but not including clauses (a) through and including (f) thereof) and substituting the following:

     Section 7.05.  Assumption of the Seller's Obligations.  Notwithstanding the
                    --------------------------------------
     provisions of Section 7.02, the Seller and the Holder of the Seller Certificate may not assign, convey and transfer all of the Seller's consumer revolving credit card accounts and the receivables arising thereunder, which may include all, but not less than all, of the Accounts and remaining interest of the Seller and of the Holder of the Seller Certificate in the Receivables arising thereunder, in the Participation Interests and in the Seller's Interest (collectively, the "Assigned Assets"), together with all servicing functions and other obligations under this Agreement or relating to the transactions contemplated hereby (collectively, the "Assumed Obligations"), to another entity (the "Assuming Entity") which may be an entity that is not affiliated with the Seller or the Holder of the Seller Certificate, and the Seller and the Holder of the Seller Certificate may not assign, convey and transfer the Assigned Assets and the Assumed Obligations to the Assuming

     Entity, without the consent and approval of the Holders of the Certificates in the proportions described in Section 9.02(a), except upon satisfaction of the following conditions:

Section 7.05 shall be further amended by adding the following sentences to the end thereof:

     Upon the transfer by the Transferring Entities of the Assigned Assets and Assumed Obligations to FUSA pursuant to this Section 7.05, FUSA shall be and is deemed to be the Seller that transferred all Receivables to the Trust and agrees to accept the reassignment of Receivables as provided in Sections 2.05(b), 2.06, 2.07(a), 3.03 and 3.09 from the Trust (and to pay any cash amounts in connection therewith), notwithstanding the fact that a Receivable may have been transferred to the Trust on, prior to or after the Effective Date. After the Effective Date, (i) no reassignment of a Receivable shall be made to the Transferring Entity, (ii) any amounts required to be deposited as a result of such reassignment shall be an obligation of FUSA, and (iii) such reassignment to FUSA shall be the sole remedy for the breach by the Transferring Entity of any representations, warranties or covenants, as Seller or Servicer, under the Pooling and Servicing Agreement.

     SECTION 12.    Amendment of Section 13.05.  Section 13.05 shall be amended
                    --------------------------
to delete the words "8401 Connecticut Avenue, Chevy Chase, Maryland 20815, Attention of the General Counsel (facsimile number (301) 986-7551)" with the words "3 Christina Centre, 201 North Walnut Street, Wilmington, Delaware 19801,
Attention: George Hubley (facsimile: (302) 594-4111), with a copy to: First USA Bank, N.A., 1601 Elm Street, 46/th/ Floor, Dallas, Texas 75201, Attention: Lisa Warner (facsimile: (214) 849-2472)."

     SECTION 13.    Amendment of Section 2.01.  Section 2.01 shall be amended to
                    -------------------------
add the following paragraphs at the end of such Section:

          FUSA hereby confirms, affirms and ratifies the sale, transfer, assignment, set over, conveyance and pledge to the Trustee on behalf of the Trust, for the benefit of the Certificateholders, contained in the Agreement and in each of the Assignments and acknowledges and agrees that it is acquiring the Acquired Assets subject thereto, and FUSA hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, all its right, title and interest in, to and under the Receivables existing in the Accounts on the Effective Date and thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries allocable to the Trust, all moneys due or to become due and all amounts received with respect to any of the foregoing and all proceeds (including "proceeds" as defined in the UCC) of any of the foregoing and all moneys on deposit in the Collection Account, the Special Funding Account and the Series Accounts. FUSA does hereby confirm the conveyance set forth in this
     Section 2.01 and in each Assignment and does hereby sell, transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, all of its right, title and interest in, to and under the Receivables now existing and hereafter arising in the accounts listed on

     Schedule I hereto, all Interchange and Recoveries allocable to the Trust, all monies due or to become due and all amounts received with respect to any of the foregoing and all monies on deposit in the Collection Account, the Special Funding Account, the Series Accounts and the Series Enhancement Accounts and all funds or other property therein or now or hereafter credited thereto and all proceeds (including "proceeds" as defined in the UCC) of any of the foregoing. In the event that the account number or bin numbers of any such Accounts shall change as a result of the conversion of such Accounts to Accounts issued by FUSA, the foregoing conveyance shall extend to such new Accounts and FUSA shall furnish the Trustee with a list of such new Accounts within 90 days of the conversion thereof.

          It is the intention of the parties hereto that the arrangements with respect to the Receivables shall constitute a purchase and sale of such Receivables and not a loan. If, however, a regulatory agency or a court of competent jurisdiction were to hold that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto (including FUSA) that this Agreement shall constitute a security agreement under applicable law, and that FUSA shall be deemed to have granted to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, a security interest which is perfected and of first priority in all of FUSA's right, title and interest in, to or under the Receivables and the other Trust Assets. In furtherance of the foregoing, FUSA hereby grants to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, a security interest, which shall be perfected and of first priority, in all of FUSA's right, title and interest in, to and under the Receivables existing in the Accounts on the Effective Date and thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries allocable to the Trust, all moneys due or to become due and all amounts received with respect to any of the foregoing and all proceeds (including "proceeds" as defined in the UCC) of any of the foregoing and all moneys on deposit in the Collection Account, the Special Funding Account and the Series Accounts and this Agreement shall constitute an applicable security agreement under applicable law.

          The Trustee hereby acknowledges its acceptance on behalf of the Trust, for the benefit of the Certificateholders, of all right, title and interest in and to the property, now existing and hereafter created, conveyed to the Trustee pursuant to the second preceding paragraph and declares that it shall maintain such right, title and interest, upon the trust set forth in this Agreement for the benefit of the Certificateholders. The Trustee also hereby acknowledges its acceptance on behalf of the Trust, for the benefit of the Certificateholders, of a security interest in all right, title and interest in and to the property, now existing and hereafter created, granted to the Trustee pursuant to the preceding paragraph and declares that it shall maintain such right, title and interest upon the trust set forth in this Agreement for the benefit of all the Certificateholders.

     SECTION 14.    Amendment of Series 1994-5 Supplement. The Series 1994-5
                    -------------------------------------
Supplement shall be amended to correct a typographical error in the definition of "Class B Expected Final Payment Date" so that such date shall be the July 2000 Distribution Date.

     SECTION 15.    Effectiveness.  This Amendment shall become effective on the
                    -------------
Closing Date under the Purchase and Sale Agreement (the "Effective Date").

     SECTION 16.    Pooling and Servicing Agreement in Full Force and Effect as
                    -----------------------------------------------------------
Amended. Except as specifically amended hereby, all of the terms and conditions
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of the Pooling and Servicing Agreement shall remain in full force and effect.
All references to the Pooling and Servicing Agreement in any other document or instrument shall be deemed to mean such Pooling and Servicing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Pooling and Servicing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Pooling and Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Pooling and Servicing Agreement were set forth herein.

     SECTION 17.    Counterparts. This Amendment may be executed in any number
                    ------------
of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

     SECTION 18.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Pooling and Servicing Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    CHEVY CHASE BANK, F.S.B.,
                                    as Seller and Servicer


                                    By:  /s/ Joel A. Friedman
                                         ---------------------
                                    Name:  Joel A. Friedman
                                           ------------------
                                    Title:  Senior Vice President and Controller
                                            ------------------------------------

                                    BANKERS TRUST COMPANY,
                                    as Trustee


                                    By:  /s/ Louis Bodi
                                         --------------
                                    Name:  Louis Bodi
                                           ----------
                                    Title:  Vice President
                                            --------------

                                  SCHEDULE I

                               LIST OF ACCOUNTS


[Microfiche List of Accounts as of the Cut Off Date under the Purchase and Sale Agreement delivered to the Trustee]